UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Definitive Information Statement

Element 21 Golf Company
(Name of Registrant As Specified In Its Charter)

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Element 21 Golf Company
200 Queens Quay East, Unit #1,
Toronto, Ontario, Canada, M5A 4K9
416-362-2121

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT
OF OUR MAJORITY STOCKHOLDERS

Dear Stockholder:

We are circulating an Information Statement to notify stockholders of Element 21 Golf Company (the “Company”, “we”, “us” or “our”) that on or about May 10, 2010 the Company received written consent (“Written Consent”) in lieu of a meeting of stockholders of the majority of the Company’s voting securities.  Pursuant to the Written Consent, stockholders approved the reincorporation of the Company to Nevada from Delaware (the “Reincorporation”) by merging the Company into its newly formed and wholly owned subsidiary Nevada corporation under the name of “American Rare Earths and Materials, Corp.” pursuant to an Agreement and Plan of Merger.

Stockholders holding approximately 84.24% of our voting securities, consisting of 2,113,556 shares of our Series A Convertible Preferred Stock, 176,474 shares of our Series B Convertible Preferred Stock and 1,938,514 shares of common stock, approved the Reincorporation.  Each share of Series A Stock carries with it the right to 50 votes with the class of holders of our Common Stock.  As of the date of the Written Consent, each share of Series B Stock carries with it the right to 5.57 votes with the class of holders of our Common Stock.  Such Written Consent has approved: (i) the filing of Articles of Incorporation of American Rare Earth and Materials Corp. in the state of Nevada, which will be a wholly owned subsidiary of the Company;  (ii) filing a Certificate of Merger of a Domestic Corporation into a Foreign Corporation with the Delaware Secretary of State; (iii) filing Articles of Merger with the Nevada Secretary of State; (iv) adopting a Merger Agreement pursuant to which the Company will consummate the Reincorporation; (v) and such other filings, as required to effectuate the Reincorporation.

Upon consummating the Reincorporation, our name will be changed to American Rare Earths and Materials, Corp. to reflect our new corporate direction to pursue business opportunities in the commercialization and distribution of products using Rare Earth metals and materials.  A new trading symbol will be assigned by FINRA at the time we consummate our Reincorporation which we expect will be a combination of letters of the name American Rare Earths and Materials.  We will release a press release to notify our stockholders of the new trading symbol.

Since 2002, our Company has been commercializing certain Rare Earth metals. This led to a vertical integration that included the extraction of pure Scandium and its commercialization in sports equipment.

This expertise has positioned American Rare Earths and Materials, Corp. to become a major player in commercializing Rare Earth metals and delivering improved and new products to consumer and industrial markets.

Our objective is to become North America's best, most reliable source for Rare Earth metals. We are developing opportunities to distribute Rare Earths like Scandium, Neodymium, Europium and Lithium that may help industries launch products improved through the use of these Rare Earth metals such as hybrid cars, flat screen televisions, LED light bulbs and wind turbines. In addition Rare Earths metals and materials may have applications in large market categories such as transportation, shipbuilding, power transmission, automotive and aerospace.

Stockholders of record at the close of business on May 10, 2010 are being furnished with this Information Statement.  We attach to the Information Statement the Written Consent, which stockholder action was taken pursuant to Section 228 of the Delaware General Corporation Law, which permits any action that may be taken at a meeting of the stockholders to be taken by written consent of the holders of the number of shares of voting stock required to approve the action at a meeting.  No action is required by you.  The Information Statement is being furnished to stockholders of the Company on the Record Date, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules thereunder solely for the purpose of informing stockholders of these corporate actions before they take effect.  Please read the accompanying Information Statement carefully.  In accordance with Rule 14c-2 under the Exchange Act, the stockholder action approving the Reincorporation is expected to become effective twenty (20) calendar days following the mailing of the Information Statement, or as soon thereafter as is reasonably practicable.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

June 7, 2010	By:	/s/ Nataliya Hearn
Nataliya Hearn, Ph.D. President, Chief Executive Officer and Chairman

ELEMENT 21 GOLF COMPANY
200 Queens Quay East, Unit #1,
Toronto, Ontario, Canada, M5A 4K9
416-362-2121

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished to the stockholders of record of Element 21 Golf Company as of the close of business on May 10, 2010 (the “Record Date”), in connection with the Written Consent (“Written Consent”) in lieu of a meeting delivered to the Company on or about May 10, 2010 by holders of the majority of the Company’s voting securities.  Pursuant to the Written Consent, the Company’s stockholders approved the reincorporation of the Company to Nevada from Delaware (the “Reincorporation”) by merging the Company into a newly formed Nevada corporation under the name of “American Rare Earths and Materials, Corp.”, which is the Company’s wholly-owned subsidiary (hereinafter referred to as “Element 21 Nevada”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”).  The Board of Directors of the Company (“Board”) by unanimous consent approved the Reincorporation and all actions necessary to effect such Reincorporation.

By Written Consent, stockholders holding a combined majority of the outstanding shares of Common Stock, Class A Stock and Class B Stock, voting together as a single class, authorized the following:

1.
To change the Company’s state of incorporation from Delaware to Nevada by merging the Company into a newly formed Nevada corporation under the name of “American Rare Earths and Materials, Corp.”, which is the Company’s wholly-owned subsidiary pursuant to an Agreement and Plan of Merger.

The Written Consent was authorized by the Company’s holders of 1,938,514 shares of Common Stock, par value $0.01 per shares (“Common Stock”), 2,113,556 shares of Series A Convertible Preferred Stock, par value $0.10 per share (“Series A Stock”) and 176,474 shares of Series B Convertible Preferred Stock, par value $0.10 per share (“Series B Stock”), which constitute a majority of votes that may be cast to approve the such corporate action which is sufficient under the Delaware General Corporation Law (“DGCL”) to approve such corporate actions.  Accordingly, this Information Statement is being furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and under the DGCL of these corporate actions before they take effect.  These actions have been approved unanimously by our Board.

Pursuant to Section 228(e) of the DGCL, this Information Statement shall constitute as a notice and shall be mailed to all holders of our Common Stock, Series A Stock and Series B Stock entitled to vote on such matters as of the Record Date.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about June 9, 2010, and the corporate actions described below will not be effective until at least 20 days after the mailing.

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock, Series A Stock and Series B Stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company’s President, Nataliya Hearn at 200 Queens Quay East, Unit #1 Toronto, Ontario, Canada, M5A 4K9 or by telephone at 416-362-2121.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
AND NO STOCKHOLDER MEETING WILL BE HELD TO
CONSIDER ANY MATTER WHICH IS DESCRIBED HEREIN

Please read this Information Statement carefully.  It describes the essential terms of, and contains certain information concerning, the Reincorporation.  Additional information about the Company is contained in its periodic and current reports filed with the SEC.  These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549.  Copies of such material may also be obtained from the SEC at prescribed rates.  The SEC also maintains a web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC.  Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov.

ACTION BY BOARD OF

DIRECTORS AND

CONSENTING STOCKHOLDERS

The Board received the Written Consent on approximately May 10, 2010, to take all actions to effect the change of the Company’s state of incorporation to Nevada which is attached hereto as Exhibit A.  The Board unanimously approved the taking of all required action necessary to effectuate the Reincorporation, pursuant to an Agreement and Plan of Merger in substantially the same form as Exhibit B attached hereto.  A form of the Articles of Incorporation of Element 21 Nevada is attached hereto as Exhibit C, which Articles of Incorporation incorporate the provisions of designation of the Series A Stock and Series B Stock of Element 21 Nevada.  A form of the bylaws of Element 21 Nevada is attached as Exhibit D, which will be the bylaws of the surviving entity following the Reincorporation.

The Reincorporation will become effective when a certificate of merger is filed with the State of Delaware and articles of merger are filed with the State of Nevada. The Company anticipates that the filings of the certificate of merger and articles of merger will occur on or about June 30, 2010.  If the Reincorporation were not adopted by written consent of the stockholders, it would have to be considered by the stockholders at a special stockholders' meeting convened for the specific purpose of approving the Reincorporation.

The elimination of the need for a special meeting of stockholders to approve the Reincorporation is made possible by Section 228 of DGCL which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting.

Also, pursuant to the DGCL, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

Under Section 253 of the DGCL, the Reincorporation, which will be conducted by merging the Company into American Rare Earths and Materials Corp., is required to be approved by the holders of a majority of our outstanding stock entitled to vote thereon.  The Company received the Written Consent of a majority of the voting securities of the Company.  Other than the foregoing, however, we need not comply with any federal or state regulatory requirements nor must we obtain any approvals in connection with the merger and the reincorporation.

The reasons for, and general effect of, the Reincorporation are described below in “REINCORPORATION FROM DELAWARE TO NEVADA”.

The Board knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of our Common Stock, Series A Stock and Series B Stock.

VOTING SECURITIES AND INFORMATION

ON CONSENTING STOCKHOLDERS

Under the DGCL a vote by the holders of a majority of the outstanding stock of the Company entitled to vote thereon is required to approve the action described herein. The holders of our outstanding Common Stock, Series A Stock and Series B voting as a single class (with the holders of Common Stock being entitled to one vote per share held, the holders of Series A Stock being entitled to 50 votes per each share held and the holders of Series B Stock being entitled to 5.57 votes per share) are entitled to vote regarding approval of the Reincorporation.  Accordingly, your approval is not required and is not being sought.

Pursuant to Rule 14c-2 under the Securities and Exchange Act, each of the actions will not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.  We anticipate that the actions contemplated herein will be effected on or about the close of business on June 30, 2010.

As of May 10, 2010, there were outstanding 21,266,467 shares of Common Stock, 2,113,556 shares of Series A Stock and 352,945 shares of Series B Stock.  The aggregate number of votes which the holders of our Common Stock, Series A Stock and Series B Stock are entitled to vote regarding the approval of the Reincorporation is 128,910,171, of which a majority, or at least 64,455,086 are required to approve the action described herein. The Written Consent is attached hereto as Exhibit A.  The consenting stockholders are collectively the record and beneficial owners of shares of Common Stock, Series A Stock and Series B Stock entitling them to an aggregate of 108,599,274 votes, representing approximately 84.24% of the of the total number of votes which could be cast regarding the approval of the Reincorporation.  Each share of Series A Stock entitles the holder to 50 votes on any matter with the holders of our Common Stock.  Each share of Series B Stock entitles the holder to 5.57 votes on any matter to be voted on with the holders of our Common Stock.

The following table sets forth the names of the consenting stockholders, the number of shares of Common Stock, Series A Stock and Series B Stock held by the consenting stockholders with respect to which such consent was given, the total number of votes for which consent was given by the consenting stockholders and the percentage that such total number of votes represents out of the total votes which could be cast by all holders of Common Stock, Series A Stock and Series B Stock.

	Number of Shares of Common Stock held	Number of shares of Series A and Series B held, respectively	Number of votes per share	Number of votes for which consent was given	Percentage of all votes which could be cast
ASA Commerce		891,646	50	44,582,300	34.58%
Nataliya Hearn - Series A and Common Stock	200,030	1,221,910	50	61,295,530	47.55%
Vladmir Goryunov - Series B and Common Stock	1,019,464	176,471	5.57	2,002,407	1.55%
Vladislav Moskalev - Series B and Common Stock	719,020	3	5.57	719,037	0.56%
Total Shareholder Votes with respect to this consent				108,599,274	84.24%

SECURITY OWNERSHIP OF CERTAIN

BENEFICIALOWNERS AND MANAGEMENT

(a) Security Ownership of Certain Beneficial Owners.

The following table sets forth, based on 21,266,467 shares of Common Stock; 2,113,556 shares of Series A Stock and 352,945 shares of Series B Stock outstanding as of May 10, 2010, certain information as to the stock ownership of each person known by us to own beneficially five (5%) percent or more of the outstanding Common Stock.  In computing the outstanding shares of Common Stock, the Company has excluded all shares of Common Stock subject to options, warrants or other securities that are not currently exercisable or exercisable within 60 days and are therefore not deemed to be outstanding and beneficially owned by the person holding the options, warrants or other securities for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. Unless otherwise indicated, the address for each person listed below is c/o Element 21 Golf Company, 200 Queens Quay East, Unit #1, Toronto, Ontario, Canada, M5A 4K9.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner		Percent of Class
Common Stock, par value $0.01 per share	Clearline Capital LLC 86 Clearview Lane New Canaan, CT 06840	1,989,907	(1)	9.36%

	Vladimir Goryunov Alderstasse 31 Zurich 8008,Switzerland	2,002,407	(2)	9.42%

Series A Convertible Preferred Stock, par value $0.10 per share	Nataliya Hearn 200 Queens Quay East, #1 Toronto, On, M5A 4K9	1,221,910	58.00%

	ASA Commerce 1/2 Bolshaya Polyanka Unit 12 Moscow	891,646	42.00%

Series B Convertible Preferred Stock, par value $0.10 per share	Clearline Capital LLC 86 Clearview Lane New Canaan, CT 06840	176,471	50.00%

	Vladimir Goryunov Alderstasse 31, Zurich 8008,Switzerland	176,471	50.00%

(1)
Represents 1,006,964 shares of Common Stock owned directly and 982,943 shares of Common Stock that the reporting person has the right to acquire within sixty (60) days upon the conversion of Series B Stock.  Mr. Eugene Ulyanov is the managing director of Clearline Capital LLC with sole voting and dispositive power over the entity.

(2)
Represents 1,019,464 shares of Common Stock owned directly and 982,943 shares of Common Stock that the reporting person has the right to acquire within sixty (60) days upon the conversion of Series B Stock.

 (b) Security Ownership of Management. The following table sets forth, based on 21,266,467 shares of Common Stock outstanding as of May 10, 2010, certain information known by us as to the stock ownership of each of the our named officers and directors and of all officers and directors as a group.  In computing the outstanding shares of Common Stock, the Company has excluded all shares of Common Stock subject to options, warrants or other securities that are not currently exercisable or exercisable within 60 days and are therefore not deemed to be outstanding and beneficially owned by the person holding the options, warrants or other securities for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. Unless otherwise indicated, the address for each person listed below is c/o Element 21 Golf Company, 200 Queens Quay East, Unit #1, Toronto, Ontario, Canada, M5A 4K9.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner		Percent of Class
Common Stock, par value $0.01 per share	Nataliya Hearn, Ph.D., President, Chief Executive Officer and Director	914,620	(1)	4.30%
	Philip Clark Chief Financial Officer	150,000	(2)	*	%
	Mary Bryan Director	75,000	(3)	*	%
	Errol Farr Director	10,000		*	%
	Warren Zapfe Director	86,667	(4)	*	%
All Officers, Directors as a Group (5 Persons)		1,236,287		5.81%

(1)
Includes 239,590 shares of Common Stock issuable upon the conversion of 1,221,910 shares of Series A Stock held by the holder; 475,000 shares of Common Stock issuable upon the exercise of 475,000 warrants that reporting person has the right to acquire within sixty (60) days upon the conversion of Series B Convertible Preferred Stock; and 200,030 shares of Common Stock.

(2)
Includes 150,000 shares of Common Stock that reporting person has the right to acquire within sixty (60) days upon the exercise of warrants.  Shares held indirectly by Dorset Solutions Inc. an entity over which reporting person has shared voting and dispositive control.

(3)	Includes options to buy 75,000 shares of Common Stock that reporting has the right to acquire within sixty (60) days.
(4)	Shares of Common Stock are held indirectly through Zapfe Holdings Inc. an entity over which reporting person has sole dispositive and voting power.

*   Less than 1%.

Changes in Control

Two stockholders, Clearline Capital LLC and Vladimir Goryunov, as a group, beneficially own approximately 18% of our common stock on an as converted basis. As a result, they may be able to control our company and direct our affairs, including the election of directors and approval of significant corporate transactions. This concentration of ownership may also delay, defer or prevent a change in control of our company, and make some transactions more difficult or impossible without their support. These transactions might include proxy contests, tender offers, open market purchase programs or other share purchases that could give our shareholders the opportunity to realize a premium over the then prevailing market price of our common stock. As a result, this concentration of ownership could depress our stock price. In addition, the holders of the Series B Convertible Preferred Stock have the right to approve certain transactions and certain issues of securities including but not limited to certain mergers, acquisitions, liquidations, sales of equity securities that are senior to the Series B convertible Preferred Stock or the issuance of debt instruments in excess of $1,000,000.  Even though management does not hold majority ownership, its ownership of the Preferred A Stock gives them control of the Company based on the 50 to 1 super-voting rights of these class of shares.

Currently, no known change of control is anticipated.

REINCORPORATION FROM DELAWARE TO NEVADA

The Reincorporation will be effected through the merger of the Company into a newly formed Nevada corporation that is a wholly owned subsidiary of the Company, which we refer to as “Element 21 Nevada,” pursuant to the Merger Agreement in substantially the form attached as Exhibit B to this Information Statement. Upon completion of the merger, Element 21 Nevada will be the surviving corporation and will continue to operate our business under the name “American Rare Earths and Materials, Corp.”  In this section, we refer to the Company before the Reincorporation as “the Company” and after the merger as “Element 21 Nevada.” In connection with the Reincorporation:

·
There will be no change in our business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we expect to be immaterial);

·
The directors and officers of the Company prior to the Reincorporation will hold the same respective positions with Element 21 Nevada following the Reincorporation, and there will be no substantive change in direct or indirect interests of the current directors or executive officers of the Company; and

·
Your shares of Common Stock will automatically be converted into an equivalent number of shares of common stock of Element 21 Nevada (“Nevada Common Stock”). YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING COMMON STOCK CERTIFICATES FOR COMMON STOCK CERTIFICATES OF ELEMENT 21 NEVADA.

·	We will be governed by new articles of incorporation (“Nevada Charter”) under Nevada law, filed with the Secretary of State of Nevada on May 10, 2010, substantially in the form attached as Exhibit C.

·	Element 21 Nevada bylaws, in the form attached as Exhibit D will be the bylaws of the surviving company after the effective date of the Reincorporation.

·
Series A Stock of the Company will automatically be converted into an equivalent number of shares of Series A Convertible Preferred Stock of Element 21 Nevada (“Nevada Series A Stock”).  Holders of Series A Stock of the Company will not need to exchange their existing Series A Stock certificates. The rights and preferences of Nevada Series A Stock are substantially identical to those of the Series A Stock of the Company. The designation and rights of the Nevada Series A Stock is incorporated into the Nevada Charter.

·
Series B Stock of the Company will automatically be converted into an equivalent number of shares of Series B Convertible Preferred Stock of Element 21 Nevada (“Nevada Series B Stock”). Holders of Series B Stock of the Company will not need to exchange their existing Series B Stock certificates. The rights and preferences of Nevada Series B Stock are substantially identical to those of the Series B Stock of the Company. The designation and rights of the Nevada Series B Stock is incorporated into the Nevada Charter.

·
Each warrant to purchase shares of the Company (“Warrant”) will automatically be converted into a warrant to purchase the same number of shares of Element 21 Nevada (“Nevada Warrant”).  The respective rights of the Element 21 Nevada Warrants are identical to those of the Warrants.

·	Each option to purchase shares of the Company (“Option”) will automatically be converted into an option to purchase the same number of shares on the same terms of Element 21 Nevada (“Nevada Option”).

Upon completion of the Reincorporation, the authorized capital stock of Element 21 Nevada will consist of 300,000,000 shares of Nevada Common Stock, $0.001 par value, 5,000,000 shares of preferred stock (“Nevada Preferred Stock”), consisting of 2,447,000 shares of blank-check preferred stock, $.001 par value, 2,200,000 shares of Nevada Series A Stock, $.001 par value and 353,000 shares of Nevada Series B Stock, $0.10 par value, which is substantially identical to the existing authorized capital stock of the Company.  Our Common Stock is currently quoted on the Over-the-Counter Bulletin Board under the symbol “ETGF”. We believe that the Nevada Common Stock will also be quoted on the Over-the-Counter Bulletin Board immediately after the Reincorporation.  FINRA will assign a new trading symbol upon the consummation of the Reincorporation.

You will not have to take any action to exchange your stock certificates as a result of the merger. The current certificates representing shares of the Company’s common stock will automatically represent an equal number of shares of Nevada Common Stock following the Reincorporation. New certificates representing shares of Nevada Common Stock will be available for any stockholder desiring to make an exchange and for all new issuances.

Purpose of Reincorporation

Primarily, the Reincorporation of the Company from Delaware to Nevada will eliminate our obligation to pay the annual Delaware franchise tax which we expect will result in significant savings to us over the long term. For tax year 2007, we only paid $1,250.  Following the reverse split of the Company’s Common Stock in April 2008, on a 1 for 20 basis, there was a reduction in the number of shares issued and outstanding but not the number of shares authorized.  Consequently, we were required to pay approximately $22,000 in 2008, $20,750 in 2009; and we estimate that we will be required to pay approximately $11,620 prorated for the 2010 tax year to the State of Delaware for annual franchise tax obligations. Should we reincorporate in the State of Nevada, our current annual filing fee in the State of Nevada would be approximately $275.

In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. We believe that for the reasons described below, in general, Nevada law provides greater protection to our directors and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers in general of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state. Nevada law has no similar consent provisions and, accordingly, a plaintiff must show the minimum contacts generally required of the director in Nevada for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged.

Reincorporation in Nevada will also limit the personal liability of directors of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.  There is currently no known pending claim or litigation against any of the directors.  The directors have an interest in the Reincorporation to the extent that they will be entitled to such elimination of liability.

Operating the Company as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, Element 21 Nevada will be governed by Nevada corporate law, while the Company is presently governed by Delaware law. Nevada law may constitute a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater details immediately below.

The Reincorporation is not being effective to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of shareholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of Delaware and Nevada, see “Significant Differences Between Delaware and Nevada Law,” below.

Potential Disadvantages of Reincorporation

A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Significant Differences between Delaware and Nevada Law

The rights of the Company’s stockholders and the Company’s certificate of incorporation and bylaws are currently governed by Delaware law. The merger agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of Element 21 Nevada. Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of Element 21 Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation, if the Reincorporation is consummated. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of Element 21 Nevada following the merger.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the forms of the articles of incorporation and the bylaws of Element 21 Nevada, which are attached as Exhibits B and C, respectively, to this Information Statement, and which will come into effect concurrently with the effectiveness of the Reincorporation as provided in the Merger Agreement. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

General.  As discussed above under “Potential Disadvantages of the Reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Removal of Directors. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision except from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law with respect to the elimination of liability for directors and officers expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’s creditors.

                Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

                Action by Written Consent of Directors. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if ALL members of the board or committee, as the case may be, consent to the action in writing.

              Actions by Written Consent of Shareholders. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

                Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

                Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

                Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.  Pursuant to the Nevada Charter, the Company opted out of restrictions on business combinations.

                Special Meetings of the Shareholders. Delaware law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special shareholder meeting. Nevada law permits special meetings of shareholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

Special Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board.

                Adjournment of Shareholder Meetings. Under Delaware law, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

                Duration of Proxies. Under Delaware law, a proxy executed by a shareholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Shareholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of shareholder approval. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

                Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the shareholders, so long as the action taken does not change or alter any right or preference of the shareholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to shareholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Significant Differences between Bylaws of Element 21 Nevada and Bylaws of the Company

In addition to the differences between the laws of Delaware and Nevada described above, under the bylaws of Element 21 Nevada, the holders of at least one-third of the outstanding voting shares shall constitute a quorum at a meeting of stockholders.  The Company’s current bylaws require majority of the outstanding voting shares to constitute a quorum at a meeting of stockholders.

Certain Federal Income Tax Consequences of the Reincorporation.

The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company or Element 21 Nevada. Each stockholder will have the same basis in Element 21 Nevada’s common stock received as a result of the Reincorporation as that holder has in the corresponding common stock of the Company held at the time the Reincorporation occurs. Each holder’s holding period in Element 21 Nevada’s common stock received as a result of the Reincorporation will include the period during which such holder held the corresponding common stock of the Company at the time the Reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation.

This Information Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Information Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Absence of Appraisal Rights

The reincorporation will be conducted as a merger of the Company into Element 21 Nevada, our wholly-owned subsidiary, pursuant to Section 253 of the General Corporation Law of the State of Delaware. Under Section 253, no right of appraisal or redemption is available to our shareholders in connection with the merger. Therefore, our stockholders are not entitled to receive consideration instead of shares of Element 21 Nevada.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of the Common Stock, Series A Stock and Series B Stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act.  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS REQUESTED TO DO SO.

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DESCRIPTION OF CAPITAL STOCK

The Company’s securities will not be materially modified as a result of Reincorporation.  As such, the descriptions below will apply in substantial part to the securities of the Company and Element 21 Nevada.  For purposes of this Description of Capital Stock Section we use the terms Common Stock, Series A Stock, Series B Stock and Preferred Stock interchangeably to refer to the Company and Element 21 Nevada.  The exercise of prudent judgment in regard to the matters to be acted upon do not require the financial information of the company since the actions do not have a material affect on such financial statements.  The following description is a summary and is qualified in its entirety by the provisions of the Nevada Charter.  The Company is currently authorized to issue up to 300,000,000 shares of Common Stock.  As of the Record Date, there were 21,226,467 shares of Common Stock issued and outstanding.  The Company is authorized to issue 5,000,000 shares of Preferred Stock, consisting of 2,200,000 shares of Series A Stock of which 2,113,556 shares are issued and outstanding as of the Record Date; 353,000 shares of Series B Stock, of which 352,945 shares are issued and outstanding as of the Record Date; and 2,200,000 shares of blank check preferred stock, $0.10 par value of which no shares are issued and outstanding.

Common Stock

The holders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. The holders of Common Stock are entitled to receive dividends ratably, when, as and if declared by the Board, out of funds legally available.  In the event of a liquidation, dissolution or winding-up of the Company, the holders of Common Stock are entitled to share equally and ratably in all assets remaining available for distribution after payment of liabilities and after provision is made for each class of stock, if any, having  preference over the Common Stock.  The holders of shares of Common Stock, as such, have no conversion, preemptive, or other subscription rights and there are no redemption provisions applicable to the Common Stock.  All of the outstanding shares of Common Stock are validly issued, fully-paid and nonassessable.  Following the Reincorporation, the par value of the Nevada Common Stock shall be $0.001.

Blank Check Preferred Stock

The Company is authorized to issue 2,220,000 shares of blank check Preferred Stock which may be issued in series, and shall have such rights, powers, preferences, designations, limitations, restrictions and other qualifications, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the Company’s Board.  The Board is expressly vested with the authority to determine and fix in the resolution or resolutions providing for the issuances of the Preferred Stock, the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series to the full extent now or hereafter permitted by the laws of the State of Nevada.  Following the Reincorporation, the par value of the Nevada Blank Check Preferred Stock shall be $0.001.

Series A Convertible Preferred Stock

The Company is authorized to issue 2,200,000 shares of Series A Stock of which 2,113,556 shares are issued and outstanding as of the Record Date.  Each share of Series A Stock carries with it the right to 50 votes along with other stockholders on all matters voted on by the holders of Common Stock.

The Series A Stock have a liquidation preference (“Series A Liquidation Preference”) such that in the event of any liquidation, dissolution or winding up of the affairs of the company, voluntarily or involuntarily, the holders of each share of Series A Stock, prior to any distribution to the holders of common stock, shall be entitled to receive pro rata a preferential amount equal to $1.00 per share (adjusted to reflect any stock split, stock dividend, combination, recapitalization or reorganization) of Series A Stock held by them plus all declared but unpaid dividends.  If, upon such liquidation, dissolution or winding up, the assets of the company are insufficient (after payment of the liquidation preference of any class of preferred stock ranking senior on liquidation to the Series A Stock, including the Series B Stock) to provide for the payment of the Series A Stock Liquidation Preference for each share of Series A Preferred Stock outstanding, such assets as are available shall be paid out pro rata among the shares of Series A Stock and no payment shall be made to the holders of Common Stock.

The shares of Series A Stock are convertible at the option of the holder, at any time after issuance into Common Stock.  The initial conversion price shall be $0.255 which is subject to adjustment upon the occurrence of certain reclassifications, splits, stock dividends and other adjustments to the Common Stock.  Following the Reincorporation, the par value of the Nevada Series A Stock shall be $0.001.

Series B Convertible Preferred Stock

The Series B Stock has a 4% dividend, payable quarterly in shares of Common Stock. The Company shall not pay a dividend to any other series or class of stock until and unless it satisfies certain payment terms with respect to the Series B Stock.  Holders of shares of Series B Stock have a priority over other stockholders with respect to the payment of dividends.

Holders of shares of Series B Stock have a liquidation preference (“Series B Liquidation Preference”) such that upon the occurred of a voluntary or involuntary liquidation, distribution or winding up of the affairs of the Company, they receive the greater of (i) such amounts per share as would have been payable had each such share been converted into Common Stock immediately prior to such liquidation, dissolution or winding up or (ii) $17 per shares (adjusted to reflect any stock split, stock dividend, combination, recapitalization or reorganization.)
In addition, the holders of the Series B Stock have the right to approve certain transactions and certain issues of securities including but not limited to certain mergers, acquisitions, liquidations, sales of equity securities that are senior to the Series B Stock or the issuance of debt instruments in excess of $1,000,000.  As of the Record Date, each share of Series B Stock carries with it the right to 5.57 votes along with other stockholders on all matters voted on by the holders of Common Stock.

The shares of Series B Stock are convertible into Common Stock at the option of the holder, at any time after issuance.  The initial conversion price shall be $3.05, which price is subject to adjustment upon the occurrence of certain reclassifications, combinations, distributions, splits, stock dividends, other adjustments to the Common Stock and certain dilutive issuances.

Transfer Agent

Continental Stock Transfer & Trust Company, 17 Battery Place, New York, 10004, is the transfer agent for the Company’s shares of common stock.

MAILING COSTS

The Company is making the mailing and will bear the costs associated therewith.  There will be no solicitations made.  The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s common stock.

2010 ANNUAL MEETING

The Board has not yet determined the date on which the next annual meeting of stockholders of the Company will be held.  Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholders who wish to communicate with the Board or with a particular director may send a letter to the Company at 200 Queens Quay East, Unit #1, Toronto, Ontario, Canada M5A 4K9.  Any such communication should clearly specify it is intended to be made to the entire Board or to one or more particular director(s).  Under this process, the recipient of the communication will review such correspondence and will forward to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the reviewer, deals with the functions of the Board, or that the reviewer otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by the Company that is addressed to the members of the Board and request copies of such correspondence.  Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Board.

WHERE YOU CAN FIND MORE INFORMATION

The Company is in compliance with the information and periodic reporting requirements of the Exchange Act and, in accordance therewith, files periodic reports, proxy and information statements and other information with the SEC.  Such periodic reports, proxy and information statements and other information will be available for inspection and copying at the principal office of the SEC located at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part thereof may be obtained at prescribed rates from the SEC’s Public Reference Section at such addresses.  Also, the SEC maintains a web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, public reference facilities and web site of the SEC referred to above.

We will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of that person, a copy of all documents incorporated by reference into the Information Statement, other than exhibits to those documents (unless such exhibits are specifically incorporated by reference into such documents).  Written requests for such documents should be directed to the Company at 200 Queens Quay East, Unit #1, Toronto, Ontario, Canada M5A 4K9.

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the “Plan”) is adopted as of May 10, 2010, by and between Element 21 Golf Company, a Delaware corporation (“Element 21”), and American Rare Earths and Minerals Corp., a Nevada corporation and a wholly-owned subsidiary of Element 21 (“AREAM”).

WHEREAS, Element 21 is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, AREAM is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, on the date hereof, Element 21 has authority to issue Three Hundred Million (300,000,000) shares of common stock, $0.01 par value per share, 21,266,467  shares are issued and outstanding (“Common Stock”), Five Million (5,000,000) shares of preferred stock (“Preferred Stock”), authorized of which Two Million Four Hundred Forty Seven Thousand (2,447,000) shares are blank check preferred stock, $.1 par value per share  (“Blank Check Preferred Stock”); Two Million Two Hundred Thousand (2,200,00) shares are designated Series A Convertible Preferred Stock, $.1 par value per share, of which 2,113,556 shares are outstanding (“Series A Stock”), Three Hundred Fifty Three Thousand (353,000) shares are designated Series B preferred stock, $0.10 par value per share, of which 352,945 shares are outstanding (“Series B Stock”); Element 21 also has no issued and outstanding options to buy Common Stock (“Options”); and warrants to purchase a total of 2,838,000 shares of Element 21 Common Stock (“Warrant”);

WHEREAS, on the date hereof, AREAM has authority to issue Three Hundred Million (300,000,000) shares of common stock (“AREAM Common Stock”), Five Million (5,000,000) shares of  preferred stock (“AREAM Preferred Stock”), of which Two Million Four Hundred Forty Seven Thousand (2,447,000) shares are blank check preferred stock, $.001 par value per share  (“AREAM Blank Check Preferred Stock”); Two Million Two Hundred Thousand (2,200,00) shares are designated Series A Convertible Preferred Stock, $.001 par value per share, (“AREAM Series A Stock”), Three Hundred Fifty Three Thousand (353,000) shares are designated Series B preferred stock, $0.10 par value per share, (“AREAM Series B Stock”);

WHEREAS, on the date hereof, one (1) share of AREAM Common Stock is issued and outstanding and is owned by Element 21 and no shares of AREAM Preferred Stock are outstanding.

WHEREAS, the respective boards of directors of AREAM and Element 21 have determined that, for the purpose of effecting the reincorporation of Element 21 in the State of Nevada, it is advisable and in the best interests of such corporations and their respective shareholders that Element 21 merge with and into AREAM upon the terms and conditions herein provided;

WHEREAS, the respective boards of directors of AREAM and Element 21 have approved the Plan and recommend that it be submitted to the respective shareholders of AREAM and Element 21 entitled to vote thereon; and

WHEREAS, the respective shareholders of AREAM and Element 21 entitled to vote thereon have approved the Plan.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Element 21 and AREAM hereby agree to merge as follows:

1.           Merger. Subject to the terms and conditions hereinafter set forth, Element 21 shall be merged with and into AREAM, with AREAM to be the surviving corporation in the merger (the “Merger”).  The Merger shall be effective on the later of the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Plan and Section 253 of the Delaware General Corporation Law (the “DGCL”) is filed with the Secretary of State of Delaware and articles of merger are filed with the Secretary of the State of Nevada as required by Section 92A.200 of the Nevada Revised Statutes (the “NRS”).

2.           Principal Office of AREAM.  The address of the principal office of AREAM is 200 Queens Quay East, Unit #1, Toronto, Ontario M5A 4K9.

3.           Corporate Documents.  The Articles of Incorporation of AREAM, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of AREAM as the surviving corporation.  The Bylaws of AREAM, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of AREAM as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4.           Directors and Officers.   The directors and officers of Element 21 at the Effective Time shall be and become directors and officers, holding the same titles and positions, of AREAM at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of AREAM.

5.           Succession. At the Effective Time, AREAM shall succeed to Element 21 in the manner of and as more fully set forth in Section 259 of the DGCL and in Section 92A.250 of the NRS.

6.           Further Assurances. From time to time, as and when required by AREAM or by its successors and assigns, there shall be executed and delivered on behalf of Element 21 such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in AREAM the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of Element 21, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of AREAM are fully authorized in the name and on behalf of Element 21 or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7.           Element 21 Common Stock and Element 21 Preferred Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of AREAM Common Stock and each share of Preferred Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of AREAM Preferred Stock.

8.           Stock Certificates.  At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Common Stock and Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent shares of AREAM Common Stock and AREAM Preferred Stock into which the shares of the Element 21 represented by such certificates have been converted as herein provided.

9.           Options; Warrants.   Each option, warrant or other right to purchase shares of Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase the same number of shares of AREAM Common Stock at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase the Common Stock.

10.         Common Stock of AREAM.   At the Effective Time, the previously outstanding one (1) share of AREAM Common Stock registered in the name of Element 21 shall, by reason of the Merger, be reacquired by AREAM, shall be retired and shall resume the status of authorized and unissued shares of AREAM Common Stock, and no shares of AREAM Common Stock or other securities of AREAM shall be issued in respect thereof.

11.         Amendment.   The boards of directors of Element 21 and AREAM may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole shareholder of AREAM or the stockholders of Element 21 shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the Common Stock or Preferred Stock, (ii) alter or change any term of the articles of incorporation of AREAM, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of Element 21 Common Stock or Element 21 Preferred Stock.

12.         Abandonment.   At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either Element 21 or AREAM or both, notwithstanding approval of this Plan by the sole shareholder of AREAM or the stockholders of AREAM, or both.

13.         Rights and Duties of AREAM. At the Effective Time and for all purposes the separate existence of Element 21 shall cease and shall be merged with and into AREAM which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of Element 21; and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to Element 21 shall continue and be taken and deemed to be transferred to and vested in AREAM without further act or deed; and the title to any real estate, or any interest therein, vested in Element 21 shall not revert or be in any way impaired by reason of such Merger; and AREAM shall thenceforth be responsible and liable for all the liabilities and obligations of Element 21; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against Element 21 may be prosecuted as if the Merger had not taken place, or AREAM may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of Element 21 shall be impaired by the Merger. If at any time AREAM shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of  Element 21 in AREAM according to the terms hereof, the officers and directors of AREAM are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in AREAM, and otherwise to carry out the purposes of this Plan.

14.         Consent to Service of Process. AREAM hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Element 21, as well as for enforcement of any obligation of AREAM arising from the Merger. AREAM hereby irrevocably appoints the Secretary of State of the State of Delaware and the successors of such officer its attorney in the State of Delaware upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against AREAM any obligation of Element 21. In the event of such service upon the Secretary of State of the State of Delaware or the successors of such officer, such service shall be mailed to the principal office of AREAM at 200 Queens Quay East, Unit #1, Toronto, Ontario M5A 4K9.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the Boards of Directors and by vote of stockholders of Element 21 and AREAM, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

ELEMENT 21 GOLF COMPANY, A DELAWARE CORPORATION

By:	/s/ Nataliya Hearn
Name: Nataliya Hearn, Ph.D. Title: Chief Executive Officer, President and Chairman of the Board

AMERICAN RARE EARTHS AND MINERALS CORP., A NEVADA CORPORATION

By:	/s/ Nataliya Hearn
Name: Nataliya Hearn, Ph.D. Title: Chief Executive Officer, President and Chairman of the Board

EXHIBIT B

WRITTEN CONSENT
OF A MAJORITY OF THE STOCKHOLDERS
OF
ELEMENT 21 GOLF COMPANY
(A Delaware Corporation)

March 23, 2010

The undersigned, as listed on Schedule A, constituting the holders of at least a majority of the votes entitled to be cast on the matters referred to herein by the holders (“Holders”) as set forth on Schedule A, attached hereto, of outstanding common stock, par value $0.01 per share (“Common Stock”), Series A Convertible Preferred Stock, par value $0.10 per share (“Series A Stock”) and Series B Convertible Preferred Stock, par value $0.10 per share (“Series B Stock”) of Element 21 Golf Company, a corporation organized under the laws of the State of Delaware (the “Company”), adopts the following resolutions (“Resolutions”) pursuant to Section 228 of the Delaware General Corporation Law:

WHEREAS, the Holders and the members (“Directors”) of the Board of Directors (“Board”) deem it to be advisable and in the best interests of the Company to enter into an Agreement and Plan of Merger (the “Merger Agreement”) with American Rare Earths and Materials, a Nevada corporation in substantially the form of Exhibit A, attached hereto and all documents contemplated thereby (collectively the “Merger Documents”) and to consummate the transactions contemplated by the Merger Documents;

NOW, THEREFORE, be it

RESOLVED, that the Company be, and hereby is, authorized to take any and all actions in connection with the execution delivery and consummation of the transactions contemplated by the Merger Documents; and it is further

RESOLVED, that the Merger Documents to which the Company is or may be a party be, and hereby are, approved, authorized, adopted and that each of the Directors and Officers of the Company be, and hereby is, authorized to execute and deliver the Merger Documents to which the Company is a party, and that are otherwise necessary or desirable to effectuate the transactions contemplated by the Merger Documents, in such forms as shall be approved by the Board or Officer(s) executing the same, such approval to be conclusively evidenced by the execution thereof by such Directors or Officers; and it is further

RESOLVED, that all of the actions heretofore taken or hereafter to be taken pursuant to the Merger Documents on behalf of the Company by its officers, directors, employees and agents be, and the same hereby are, in all respects, ratified, confirmed and approved.

IN WITNESS HEREOF, the undersigned have executed this Written Consent as of the date first above written.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Holders have each executed these Resolutions as of the date first written above, which Resolutions may be executed in two or more counterparts and may be transmitted by facsimile and when delivered each being an original and all of which, when taken together, shall be deemed to be one instrument.

By:	/s/ Nataliya Hearn
Nataliya Hearn, Ph.D.

By:	/s/ Vladimir Goryunov
Vladimir Goryunov

By:	/s/ Vladislav Moskalev
Vladislav Moskalev

ASA COMMERCE

By:	/s/ Sergey Chuck
Name: Sergey Chuck Title: President

SCHEDULE A

	Number of Shares of Common Stock held	Number of shares of Series A and Series B held, respectively	Number of votes per share	Number of votes for which consent was given	Percentage of all votes which could be cast
ASA Commerce		891,646	50	44,582,300	34.58%
Nataliya Hearn - Series A and Common Stock	200,030	1,221,910	50	61,295,530	47.55%
Vladmir Goryunov - Series B and Common Stock	1,019,464	176,471	5.57	2,002,407	1.55%
Vladislav Moskalev - Series B and Common Stock	719,020	3	5.57	719,037	0.56%
Total Shareholder Votes with respect to this consent				108,599,274	84.24%

  Note:

The total number of votes underlying shares of the Common Stock, Series A Stock and Series B Stock as of May 10, 2010 being 128,910,171 of which 21,266,467 are shares of Common Stock.

The total number of outstanding shares of Series A Stock of the Company as of May 10, 2010 is 2,113,556 shares, which represent 105,677,800 voting shares.

The total number of outstanding shares of Series B Stock of the Company as of May 10, 2010 is 352,945 shares, which represent 1,965,904 voting shares.

EXHIBIT C

ARTICLES OF INCORPORATION
OF
AMERICAN RARE EARTHS AND MATERIALS, CORP.

(Pursuant to NRS 78)

ARTICLE I

Name of Corporation: American Rare Earths and Materials, Corp.

ARTICLE II

The Commercial Registered Agent for Services of Process is Vcorp Services, LLC.

ARTICLE III

The authorized capital of the corporation is authorized 305,000,000, $0.001 par value per share.

ARTICLE IV

Names and addresses of the Board of Directors are: Nataliya Hearn, 200 Queens Quay East, Unit #1, Toronto, Ontario, M5A 4K9 Mary Bryan, 200 Queens Quay East, Unit #1, Toronto, Ontario, M5A 4K9

ARTICLE V

The purpose of the corporation shall be any lawful and legal business purpose under the Nevada Revised Statutes.

ARTICLE VI

The name, address and signature of the incorporator is:

/s/ Svetlana Lebedev
Svetlana Lebedev
New York, NY 10017

ARTICLE VII

Certificate of Acceptance of Appointment of Registered Agent:

/s/Vcorp Services, LLC
May 7, 2010

ARTICLE VIII

SECTION 1.    Common Stock.  The aggregate number of shares of Common Stock (“Common Stock”) which the Corporation shall have authority to issue is 300,000,000 at a par value of $.001 per share.  All stock, when issued shall be fully paid and non-assessable, shall be of the same class and have the same rights and preferences.

Each share of Common Stock shall be entitled to one vote at a stockholder’s meeting, either in person or by proxy.

The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation's debts; and the private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.

Stockholders of the Corporation shall not have any preemptive rights to subscribe for additional issues of stock of the Corporation except as may be agreed upon from time to time by the Corporation and any such stockholder.

SECTION 2.    Preferred Stock.  The aggregate number of shares of Preferred Stock (“Preferred Stock”) which the Corporation shall have authority to issue is 5,000,000 shares, consisting of 2,200,000 shares of Series A Convertible Preferred Stock, $.001 par value per share (“Series A Preferred Stock”), 353,000 shares of Series B Convertible Preferred Stock, $.10 par value per share (“Series B Preferred Stock”) and 2,447,000 shares of blank check preferred stock, $.001 par value per share (“Blank Check Preferred Stock”), which may  be issued in series, with such designations, preferences, stated values, rights, qualifications or limitations as determined solely by the Board of Directors of the Corporation. The Board of Directors is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting power, if any, of shares of Preferred Stock or any series thereof.

SECTION 3. Series A Preferred Stock.  The Series A Preferred Stock shall have the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

3.1.           Definitions.  For the purposes of this Section 3, the following definitions shall apply:

(a) “Series A Conversion Price” shall mean the amount set forth in Section 3.4(a), as adjusted pursuant to Section 3.5.

(b) “Series A Junior Shares” means all shares of Common Stock of this Corporation or any other stock ranking junior to the Series A Preferred Stock in dividends or liquidation rights.

(c) “Series A Original Issue Date” means the date on which a share of Series A Preferred Stock was first issued.

(d) “Series A Original Issue Price” means $1.00.

3.2.           Dividend Rights.  The holders of the Series A Preferred Stock shall be entitled to receive dividends, out of any funds legally available therefor, when, and if, declared by the Board of Directors, in preference and priority to any payment of any dividend on any class or series of Series A Junior Shares.

3.3.           Liquidation Preference.

(a) Preference.  In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, voluntarily or involuntarily, the holders of each share of Series A Preferred Stock, prior to any distribution to the holders of Series A Junior Shares, shall be entitled to receive pro rata a preferential amount equal to $1.00 per share (adjusted to reflect any stock split, stock dividend, combination, recapitalization or reorganization) of Series A Preferred Stock held by them plus all declared but unpaid dividends (the “Series A Preferred Stock Liquidation Preference”) on the Series A Preferred Stock.  If, upon such liquidation, dissolution or winding up, the assets of the Corporation are insufficient (after payment of the liquidation preference of any class of preferred stock ranking senior on liquidation to the Series A Preferred Stock) to provide for the payment of the Series A Preferred Stock Liquidation Preference for each share of Series A Preferred Stock outstanding, such assets as are available shall be paid out pro rata among the shares of Series A Preferred Stock and no payment shall be made to the holders of Series A Junior Shares. After payment to the holders of the Series A Preferred Stock of the Series A Preferred Stock Liquidation Preference, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of Series A Junior Shares in proportion to the number of Series A Junior Shares then held by them.

(b)Acquisition Treated as Liquidation.  A merger or consolidation of the corporation with or into another corporation or entity (whether or not the corporation is the surviving entity if, after the merger or consolidation, more than 50% of the voting stock of the surviving corporation is owned by persons who were not holders of voting stock of this corporation prior to the merger or consolidation), or the sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 3.

3.4.    Conversion of Series A Preferred Stock. The holders of the Series A Preferred Stock shall have conversion rights in accordance with the following provisions:

(a)Right to Convert and Series A Series A Conversion Price.  Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the Original Issue Date, at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Original Issue Price by the Series A Series A Conversion Price, determined and adjusted as hereafter provided, in effect at the time of conversion.  The initial “Series A Conversion Price” shall be $5.10, and it shall be subject to adjustment as provided in Section 3.5.

(b)Mechanics of Conversion.  No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock.  In lieu of any fractional share to which a holder of Series A Preferred Stock would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price.  Before any holder of Series A Preferred Stock shall be entitled to convert the same into full shares of Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed for transfer, at the office of the Corporation or of any transfer agent, and shall give written notice to the Corporation at such office that he elects to convert the same.  The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable in order to avoid a conversion into fractional shares of Common Stock.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(c) Notices of Record Date, etc.  In the event that the Corporation shall propose at any time:  (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus; (ii) to offer for subscription pro rata to the holders of any class of its stock any additional shares of stock of any class or other rights; (iii) to subdivide or combine its outstanding Common Stock; (iv) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (v) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, the Corporation shall send to the holders of the Series A Preferred Stock: (i)  at least 10 days' prior written notice of the date on which a record shall be taken for such dividend, distribution, subscription rights, subdivision or combination (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in clauses (iv) and (v) above; and (2)  in the case of the matters referred to in clauses (iv) and (v) above, at least 10 days' prior written notice of the date when the same shall take place (specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).  Each such written notice shall be given by certified mail, postage prepaid, addressed to the holders of Series A Preferred Stock at the address for each such holder as shown on the books of the Corporation.  Notwithstanding the foregoing, the failure of the Corporation to give such notice shall not invalidate any corporate action.

(d)Reservation of Common Stock.  The Corporation shall, at all times when the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock.  Before taking any action which would cause an adjustment reducing the Series A Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Series A Conversion Price.

(e)Cancellation of Series A Preferred Stock.  All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any declared but unpaid dividends thereon.  Any shares of Series A Preferred Stock so converted shall be retired and cancelled, and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock accordingly.

3.5.    Adjustment of Series A Conversion Price on Series A Preferred Stock.

(a)Adjustment for Combination or Consolidation of Common Stock.  In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series A Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(b)Adjustment for Stock Dividend or Subdivision.  In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock by reclassification or otherwise than by payment of a dividend in Common Stock, then and in any such event, the Series A Conversion Price in effect immediately prior to such subdivision or stock dividend shall forthwith be proportionately reduced.

(c)Certificate as to Adjustments.  The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a certificate setting forth (i) such adjustments and readjustments, (ii) the Series A Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series A Preferred Stock.

3.6           Voting Rights of Series A Preferred Stock.

 (a) General.  Except as expressly set forth in this Section and except as otherwise required by law, each share of Series A Preferred Stock issued and outstanding shall have the right to fifty (50) votes on all matters, and the holders of the Series A Preferred Stock shall vote with the Common Stock as a single class.

(b) Matters Affecting Series A Preferred Stock.  So long as any Series A Preferred Stock shall be outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the outstanding shares of Series A Preferred Stock amend or repeal any provision of, or add any provision to, the Corporation's Articles of Incorporation or By-laws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, such Series A Preferred Stock.

Section 4.    Series B Preferred Stock.

4.1.           Definitions.  For the purposes of this Section 4, the following definitions shall apply:

“Series B Junior Shares” means all shares of Common Stock and Series A Preferred Stock, or any other stock ranking junior to the Series B Preferred Stock in dividends or liquidation rights.

“Series B Original Issue Date” means the date on which a share of Series B Preferred Stock was first issued.

“Series B Original Issue Price” means $17.00.

4.2.           Dividend Rights.  From and after the date of the issuance of any shares of Series B Preferred Stock, dividends at the rate per annum of 4% of the base amount per share shall accrue on such shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) (the “Accruing Dividends”).  Accruing Dividends shall be paid quarterly, on the first day of each fiscal quarter (in respect of the prior quarter).  Payment shall be made in Common Stock valued at the price that is the average of the closing prices for Common Stock for the 20 trading days immediately preceding the payment date for such dividends.  Accruing Dividends shall accrue from day to day, whether or not declared, and shall be cumulative; provided however, that except as set provided above in this Section 4.2, the Corporation shall be under no obligation to pay such Accruing Dividends.  The Corporation shall not declare, pay or set aside any dividends on any Series B Junior Shares unless (in addition to the obtaining of any consents required elsewhere in the Articles of Incorporation) the holders of the Series B Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series B Preferred Stock in an amount at least equal to the greater of (i) the amount of the aggregate Accruing Dividends then accrued on such share of Series B Preferred Stock and not previously paid and (ii) (A) in the case of a dividend on Common Stock, the sum of (1) the amount of the aggregate Accruing Dividends then accrued on such share of Series B Preferred Stock and not previously paid plus (2) the dividend payable on each share of Series B Preferred Stock if such share had been converted into Common Stock immediately prior to the record date for such dividend, (B) in the case of a dividend on Series A Preferred Stock or any other class or series that is convertible into Common Stock, that dividend per share of Series B Preferred Stock as would equal the product of (1) the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Common Stock and (2) the number of shares of Common Stock issuable upon conversion of a share of Series B Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend or (C) in the case of a dividend on any class or series that is not convertible into Common Stock, at a rate per share of Series B Preferred Stock determined by (1) dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) and (2) multiplying such fraction by an amount equal to the Series B Original Issue Price (as defined above); provided that, if the Corporation declares, pays or sets aside, on the same date, a dividend on shares of more than one class or series of capital stock of the Corporation, the dividend payable to the holders of Series B Preferred Stock pursuant to this Section B shall be calculated based upon the dividend on the class or series of capital stock that would result in the highest Series B Preferred Stock dividend.

4.3.           Liquidation Preference.

(a)           Preference.  In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, voluntarily or involuntarily, the holders of each share of Series B Preferred Stock, prior to any distribution to the holders of Series B Junior Shares, shall be entitled to receive pro rata a preferential amount equal to the greater of (i) such amount per share as would have been payable had each such share been converted to into Common Stock immediately prior to such liquidation, dissolution or winding up, or (ii) $17.00 per share (adjusted to reflect any stock split, stock dividend, combination, recapitalization or reorganization) of Series B Preferred Stock held by them plus all Accruing Dividends accrued thereon, plus all other declared but unpaid dividends (the “Series B Preferred Stock Liquidation Preference”).  If, upon such liquidation, dissolution or winding up, the assets of the Corporation are insufficient (after payment of the liquidation preference of any class of preferred stock ranking senior on liquidation to the Series B Preferred Stock) to provide for the payment of the Series B Preferred Stock Liquidation Preference for each share of Series B Preferred Stock outstanding, such assets as are available shall be paid out pro rata among the shares of Series B Preferred Stock and no payment shall be made to the holders of Series B Junior Shares. After payment to the holders of the Series B Preferred Stock of the Series B Preferred Stock Liquidation Preference, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of Series B Junior Shares in the manner described in Section 4.3 of these Articles of Incorporation.

(b)           Acquisition Treated as Liquidation.  Unless otherwise decided upon a vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, a merger or consolidation of the corporation with or into another corporation or entity (whether or not the corporation is the surviving entity if, after the merger or consolidation, more than 50% of the voting stock of the surviving corporation is owned by persons who were not holders of voting stock of this corporation prior to the merger or consolidation), or the sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 4.3.

4.4.           Conversion of Series B Preferred Stock.  The holders of the Series B Preferred Stock shall have conversion rights in accordance with the following provisions:

(a)           Right to Convert and Conversion Price.  Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the Series B Original Issue Date, at the office of the Corporation or any transfer agent for the Series B Preferred Stock, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Series Original Issue Price by the Series B Conversion Price, determined and adjusted as hereafter provided, in effect at the time of conversion. The “Series B Conversion Price” shall be $3.05, and such price shall be subject to adjustment as provided in Section 4.4. The Series B Original Issue Price is $17.00 such that on the date hereof, each share of Series B Preferred Stock is convertible into 5.57 shares of Common Stock.

(b) Mechanics of Conversion.  No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock.  In lieu of any fractional share to which a holder of Series B Preferred Stock would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series B Conversion Price.  Before any holder of Series B Preferred Stock shall be entitled to convert the same into full shares of Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed for transfer, at the office of the Corporation or of any transfer agent for the Series B Preferred Stock, and shall give written notice to the Corporation at such office that he elects to convert the same.  The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable in order to avoid a conversion into fractional shares of Common Stock.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(c)           Notices of Record Date, etc.  In the event that the Corporation shall propose at any time:

(i)
to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)	to offer for subscription pro rata to the holders of any class of its stock any additional shares of stock of any class or other rights;
(iii)	to subdivide or combine its outstanding Common Stock;

(iv)	to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or
(v)	to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;

then, in connection with each such event, the Corporation shall send to the holders of the Series B Preferred Stock:

(1)  at least 10 days' prior written notice of the date on which a record shall be taken for such dividend, distribution, subscription rights, subdivision or combination (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in clauses (iv) and (v) above; and

(2)  in the case of the matters referred to in clauses (iv) and (v) above, at least 10 days' prior written notice of the date when the same shall take place (specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

Each such written notice shall be given by certified mail, postage prepaid, addressed to the holders of Series B Preferred Stock at the address for each such holder as shown on the books of the Corporation.  Notwithstanding the foregoing, the failure of the Corporation to give such notice shall not invalidate any corporate action.

(d)           Reservation of Common Stock.  The Corporation shall, at all times when the Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock.  Before taking any action which would cause an adjustment reducing the Series B Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Series B Conversion Price.

(e)           Cancellation of Series B Preferred Stock.  All shares of Series B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any declared but unpaid dividends thereon.  Any shares of Series B Preferred Stock so converted shall be retired and cancelled, and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.

4.5.           Adjustment of Series B Conversion Price.

(a)           Adjustment for Stock Splits and Combinations.  If the Corporation shall at any time or from time to time after the effective date of this Amended and Restated Certificate effect a subdivision of the outstanding Common Stock, the Series B Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding.  If the Corporation shall at any time or from time to time after the effective date of these Articles of Incorporation combine the outstanding shares of Common Stock, the Series B Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding.  Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)           Adjustment for Certain Dividends and Distributions.  In the event the Corporation at any time or from time to time after the effective date of these Articles of Incorporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Series B Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series B Conversion Price then in effect by a fraction: the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution. Notwithstanding the foregoing, (X) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series B Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series B Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and (Y) that no such adjustment shall be made if the holders of Series B Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series B Preferred Stock had been converted into Common Stock on the date of such event.

(c)           Adjustment for Merger or Reorganization, etc.  Subject to the provisions of Section 4.3(b), if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Series B Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Sections 4.5(a) or 4.5(b)), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series B Preferred Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common
Stock of the Corporation issuable upon conversion of one share of Series B Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this Section 4.5 with respect to the rights and interests thereafter of the holders of the Series B Preferred Stock, to the end that the provisions set forth in this Section 4.5 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series B Preferred Stock.

(d)           Adjustments to Series B Conversion Price for Diluting Issues.  For purposes of this Section 4.5(d), the following definitions shall apply:

(i) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(ii) “Series B Original Issue Date” shall mean the date on which the first share of Series B Preferred Stock was issued.

(iii) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

(iv) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to this Section 4.5(d), deemed to be issued) by the Corporation after the Series B Original Issue Date, other than the following shares of Common Stock, and shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (collectively “Exempted Securities”):

     a.           the issuance of any shares of Common Stock as a stock dividend to holders of shares of the Corporation’s capital stock or upon any subdivision or combination of shares of the Corporation’s capital stock that is covered pursuant to Section 4.5(a), 4.5(b) or 4.5(c) above;

b.           the issuance of any shares of Common Stock upon conversion of shares of Series B Preferred Stock or any other shares of convertible preferred stock outstanding as of the date hereof;

c.           the issuance of up to 6,000,000 shares of Common Stock or options with respect thereto (subject in either case to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date hereof), issued or issuable to employees, directors or officers of, or consultants to, the Corporation or any subsidiary of the Corporation pursuant to any plan, agreement or arrangement approved by the Board of Directors of the Corporation including convertible notes that are issued to employees in lieu of payment of cash salary (it being understood that any shares subject to options that expire or terminate unexercised or convertible notes that are repaid in cash or any restricted stock repurchased by the Corporation shall not be counted towards the maximum number set forth in this clause c. unless and until regranted or reissued pursuant to any such plan, agreement or arrangement, and the shares into which a convertible note may be converted don’t count unless and until there is a conversion; provided, however, that the exception provided by this provision is not available to the extent the 6 million share cap is exceeded by a conversion of any such notes);

d.           the issuance of shares of Common Stock upon the exercise of any warrant to purchase shares of Common Stock outstanding as of the Series B Original Issue Date or any warrant issued to an investor or any other purchaser of Series B Preferred Stock in connection with the Corporation’s Series B Preferred Stock equity financing;

e.           the issuance of securities solely in consideration for the acquisition (whether by merger or otherwise) by the Corporation or any subsidiary of the Corporation of all or substantially all of the stock or assets of any other entity;

f.           the issuance of shares of Common Stock by the Corporation in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (“Securities Act”); or

g.           the issuance of shares of Common Stock, or the grant of options or warrants therefor, in connection with (X) any present or future borrowing, line of credit, leasing or similar financing arrangement approved by the Board of Directors of the Corporation, or (Y) sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by the Board of Directors of the Corporation.

(v) No adjustment in the Conversion Price of Series B Preferred Stock shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock if the Corporation receives written notice from the holders of at least a majority of the then outstanding shares of Series B Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Shares of Common Stock.

(vi) If the Corporation at any time or from time to time after the Series B Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

(vii) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Conversion Price of Series B Preferred Stock pursuant to the terms of this Section 4.5(d), are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the  Series B Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Series B Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security.  Notwithstanding the foregoing, no readjustment pursuant to this clause (vii) shall have the effect of increasing the Series B Conversion Price to an amount which exceeds the lower of (X) the Series B Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (Y) the Series B Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

(viii) If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Series B Conversion Price pursuant to the terms of this Section 4.5(d) (either because the consideration per share of the Additional Shares of Common Stock subject thereto was equal to or greater than the Series B Conversion Price then in effect, or because such Option or Convertible Security was issued before the Series B Original Issue Date), are revised after the Series B Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (X) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (Y) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto shall be deemed to have been issued effective upon such increase or decrease becoming effective.

(ix) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series B Conversion Price pursuant to the terms of this Section 4.5(d), the Series B Conversion Price shall be readjusted to such Series B Conversion Price as would have been obtained had such Option or Convertible Security (or portion thereof) never been issued.

(x) If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Series B Conversion Price provided for in this Section 4.5(d) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (viii) and (ix) of this Section 4.5(d)).  If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Series B Conversion Price that would result under the terms of this Section 4.5(d) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Series B Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

(xi) In the event the Corporation shall at any time after the Series B Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to this Section 4.5(d)), without consideration or for a consideration per share less than the  Series B Conversion Price in effect immediately prior to such issue, then the Series Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = CP1 *  (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

“CP2” shall mean the Conversion Price in effect immediately after such issue of Additional Shares of Common Stock

“CP1” shall mean the Conversion Price in effect immediately prior to such issue of Additional Shares of Common Stock;

“A” shall mean the number of shares of Common Stock outstanding immediately prior to such issue of Additional Shares of Common Stock (including for this purpose as outstanding all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue);

“B” shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by CP1); and

“C” shall mean the number of such Additional Shares of Common Stock issued in such transaction.

For purposes of this Section 4.5(d)(xi), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

a. Cash and Property:  Such consideration shall insofar as it consists of cash, (X) be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest; and insofar as it consists of property other than cash, (Y) be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (X) and (Y) above, as determined in good faith by the Board of Directors of the Corporation.

b. Options and Convertible Securities.  The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to this Section 4.5(d), relating to Options and Convertible Securities, shall be determined by dividing (X) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (Y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

(xii) Multiple Closing Dates.  In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Conversion Price pursuant to the terms of Section 4.5(d)(xi) above then, upon the final such issuance, the Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).

(e)           Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 5, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series B Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series B Preferred Stock (but in any event not later than 10 days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series B Preferred Stock.

4.6.           Voting Rights of Series B Preferred Stock.

(a)           General.  Except as expressly set forth in this Section and except as otherwise required by law, each share of Series B Preferred Stock issued and outstanding shall entitle the holder thereof to cast that number of votes as is equal to the number of votes that such holder would be entitled to cast had such holder converted its shares of Series B Preferred Stock into shares of Common Stock pursuant to Section 4 below on the record date for determining the stockholder of the Corporation eligible to vote on any such matters.  The holders of the Series B Preferred Stock shall vote with the Common Stock as a single class unless otherwise set forth herein.

(b)           Series B Preferred Stock Protective Provisions.  At any time when at least  25,000 shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) are outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Certificate of Incorporation) the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

(i)           effect any merger or consolidation of the Corporation with or into another corporation or entity (whether or not the Corporation is the surviving entity if, after the merger or consolidation, more than 50% of the voting stock of the surviving corporation is owned by persons who were not holders of voting stock of this Corporation prior to the merger or consolidation), or sell all or substantially all the assets of the Corporation, or consent to any of the foregoing;

(ii)           amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or By-laws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, such Series B Preferred Stock.

(iii)           authorize the issuance of more than 20,000,000 shares of Common Stock (adjusted to reflect any stock split, stock dividend, combination, recapitalization or reorganization) exclusive of shares issued as dividends on any series of preferred stock, or create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and redemption rights, or increase the authorized number of shares of Series B Preferred Stock or increase the authorized number of shares of any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and redemption rights.

1.
Notwithstanding the provisions of Section 4.6(b)(iii), the 20,000,000 shares limitation should exclude the issuance of: (a) any issuance of shares of Common Stock or other security of the Corporation to holders of Series B Preferred Stock; and any issuance of shares of Common Stock or other securities to Nataliya Hearn as provided in Section 4.6(b)(iii)(2)-(3) below.

2.
Pursuant to such terms as are determined by the Board of Directors of the Corporation, the issuance of shares of Common Stock of the Corporation to Nataliya Hearn in consideration for the following: the exchange of debt owing from the Corporation to Nataliya Hearn in the amount of $250,000; and exchange of other debt owing from the Corporation to Nataliya Hearn if and only if the price of a share of Common Stock trades at or above $1.50 on a recognized stock exchange or recognized interdealer quotation system.

(iv)           acquire another entity by means of a purchase of all or a portion of the capital stock or assets of such entity for consideration in excess of $2,000,000;

(v)           liquidate, wind up, or dissolve the Corporation or adopt any plan for the same;

(vi)           effect any sale, lease, transfer, pledge or other disposition of assets of the Corporation or its subsidiaries, not in the ordinary course of business, unless the value of such assets; singly or in connection with any related series of transactions does not in the aggregate exceed $5,000,000;

(vii)          enter into any transaction with any officer, director or beneficial owner of five percent (5%) or more of the Common Stock or any affiliate of any of the foregoing, unless such transaction is in the ordinary course of business and approved by the Corporation’s Board of Directors;

(viii)         authorize or effect the issuance by the Corporation of any shares of capital stock or rights to acquire capital stock pursuant to stock option, stock bonus or other employee stock plans for the benefit of the employees of the Corporation or its subsidiaries in existence as of such date, other than issuances referred to in Section 5(d)(iv)(c);

(ix)            incur any Indebtedness for borrowed money in excess of $1,000,000 outstanding at any time;

(x)             acquire any material assets of another person for consideration in excess of $2,000,000 other than acquisitions of inventory and raw material made in the ordinary course of business; or

(xi)            permit any subsidiary to do any of the foregoing (except for payment of dividends to the Corporation or another wholly-owned subsidiary of the Corporation).

ARTICLE IX

Number. Election and Terms of Directors. The members of the governing board of the Corporation shall be called Directors of the Corporation. The number of the Directors of the Corporation shall be fixed from time to time by or pursuant to the By-Laws of the Corporation, and shall initially be four. The name and address of the first Board of Directors is as follows:

Name	Address

Nataliya Hearn	200 Queens Quay East, Unit #1, Toronto, Ontario, Canada, M5A 4K9

Mary Bryan	200 Queens Quay East, Unit #1, Toronto, Ontario, Canada, M5A 4K9

Errol Farr	200 Queens Quay East, Unit #1, Toronto, Ontario, Canada, M5A 4K9

Warren Zapfe	200 Queens Quay East, Unit #1, Toronto, Ontario, Canada, M5A 4K9

ARTICLE X
Election of Directors need not be by ballot unless the By-laws of the Corporation shall so provide.

ARTICLE XI
The Corporation shall exist in perpetuity, from and after the date of filing of its original Articles of Incorporation with the Secretary of State of the State of Nevada unless dissolved according to law.

ARTICLE XII
The provisions of Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes shall be inapplicable to the Corporation.

ARTICLE XIII
The provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes shall be inapplicable to the Corporation.

ARTICLE XIV

The name and address of the incorporator of the Corporation is:

Svetlana Lebedev, 150 East 42nd Street, 11th Floor, New York, NY 10017.

IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation of American Rare Earths and Materials, Corp. on May 7, 2010.

/s/ Svetlana Lebedev
Svetlana Lebedev, Incorporator

EXHIBIT D

BY-LAWS OF
AMERICAN RARE EARTHS AND MATERIALS, CORP.
(a Nevada Corporation)

ARTICLE I

OFFICES

SECTION 1.1.                                Principal Office. The principal offices of American Rare Earths and Materials, Corp. (the “Corporation”) shall be 200 Queens Quay East, Unit #1, Toronto, Ontario, Canada M5A 4K9, or such other location as the Board of Directors of the Corporation (the “Board of Directors”) may determine.

SECTION 1.2.                                Other Offices. The Corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE 2

MEETINGS OF STOCKHOLDERS

SECTION 2.1.                                Place of Meeting. All meetings of stockholders shall be held at such place, either within or without the State of Nevada, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

SECTION 2.2.                                Annual Meetings. The annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

SECTION 2.3.                                Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by the Nevada Revised Statutes (“NRS”) or by the Articles of Incorporation of the Corporation (the “Articles of Incorporation”), may be called by the Chairman of the Board, the President or by the Board of Directors or by written order of a majority of the directors and shall be called by the Chairman of the Board, the President or the Secretary at the request in writing of stockholders owning not less than thirty three and one-third percent (33 1/3) of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purposes of the proposed meeting. The officers or directors shall fix the time and any place, either within or without the State of Nevada, as the place for holding such meeting.

SECTION 2.4.                                Notice of Meeting. Written notice of the annual and each special meeting of stockholders, stating the time, place and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than ten (10) nor more than sixty (60) days before the meeting and shall be signed by the Chairman of the Board, the President or the Secretary of the Corporation.

SECTION 2.5.                                Business Conducted at Meetings. At a meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Chairman of the Board, the President or the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before a meeting called by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than forty-five (45) days nor more than seventy-five (75) days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the Corporation mails its proxy materials for the current year if during the prior year the Corporation did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year). A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the by-laws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 2.5; provided, however, that nothing in this Section 2.5 shall be deemed to preclude discussion by any stockholder of any business properly brought before the meeting in accordance with said procedure. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.5, and if he or she should so determine, he or she shall so declare to the meeting. Any such business not properly brought before the meeting shall not be transacted. Nothing in this Section 2.5 shall affect the right of a stockholder to request inclusion of a proposal in the Corporation’s proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission (“SEC”).

SECTION 2.6.                                Nomination of Directors. Nomination of candidates for election as directors of the Corporation at any meeting of stockholders called for the election of directors, in whole or in part (an “Election Meeting”), may be made by the Board of Directors or by any stockholder entitled to vote at such Election Meeting, in accordance with the following procedures:

2.6.1.           Nominations made by the Board of Directors shall be made at a meeting of the Board of Directors or by written consent of the directors in lieu of a meeting prior to the date of the Election Meeting. At the request of the Secretary of the Corporation, each proposed nominee shall provide the Corporation with such information concerning himself or herself as is required, under the rules of the SEC, to be included in the Corporation’s proxy statement soliciting proxies for his or her election as a director.

2.6.2.           Not less than sixty (60) days prior to the date of the Election Meeting, any stockholder who intends to make a nomination at the Election Meeting shall deliver a notice to the Secretary of the Corporation setting forth (a) the name, age, business address and the residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Corporation which are beneficially owned by each such nominee and the stockholder, respectively, and (d) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies for the election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the Corporation, if elected.

2.6.3.           In the event that a person is validly designated as a nominee in accordance with this Section 2.6 and shall thereafter become unable or willing to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee.

2.6.4.           If the Chairman of the Election Meeting determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

SECTION 2.7.                                Quorum. The holders of at least one third of the of the shares of capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy (regardless of whether the proxy has authority to vote on each matter at such meeting), shall constitute a quorum at any meeting of stockholders for the transaction of business, except when stockholders are required to vote by class, in which event at least one third of the issued and outstanding shares of the appropriate class shall be present in person or by proxy (regardless of whether the proxy has authority to vote on each matter at such meeting), and except as otherwise provided by the NRS or by the Articles of Incorporation. Notwithstanding any other provision of the Articles of Incorporation or these by-laws, the holders of at least one third of the shares of capital stock entitled to vote thereat, present in person or represented by proxy (regardless of whether the proxy has authority to vote on each matter at such meeting), whether or not a quorum is present, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 2.8.                                Voting. When a quorum is present at any meeting of the stockholders, an action by the stockholders, other than the election of directors, is approved by a majority of the votes cast, except where the NRS prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the Articles of Incorporation and these by-laws, in which case such express provision shall govern and control the vote required to approve such action.  Every stockholder having the right to vote shall be entitled to vote in person, or by proxy (a) appointed by an instrument in writing subscribed by such stockholder or by his or her duly authorized attorney or (b) authorized by the transmission of an electronic record by the stockholder to the person who will be the holder of the proxy or to a firm which solicits proxies or like agent who is authorized by the person who will be the holder of the proxy to receive the transmission subject to any procedures the Board of Directors may adopt from time to time to determine that the electronic record is authorized by the stockholder; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. If such instrument or record shall designate two (2) or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one (1) be present, then such powers may be exercised by that one (1). Unless required by the NRS or determined by the Chairman of the meeting to be advisable, the vote on any matter need not be by written ballot. No stockholder shall have cumulative voting rights.

SECTION 2.9.                                Consent of Stockholders. Whenever the vote of the stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting and vote of stockholders may be dispensed with if a majority all the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; provided, that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by the NRS.

SECTION 2.10.        Voting of Stock of Certain Holders. Shares standing in the name of another Corporation, domestic or foreign, may be voted by such officer, agent or proxy as the by-laws of such Corporation may prescribe, or in the absence of such provision, as the Board of Directors of such Corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares outstanding in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the Corporation, he or she has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his or her proxy, may represent the stock and vote thereon.

SECTION 2.11.                             Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares.
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SECTION 2.12.                             Fixing Record Date. The Board of Directors may fix in advance a date for any meeting of stockholders (which date shall not be more than sixty (60) nor less than ten (10) days preceding the date of any such meeting of stockholders), a date for payment of any dividend or distribution, a date for the allotment of rights, a date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent of stockholders (which date shall not precede or be more than ten (10) days after the date the resolution setting such record date is adopted by the Board of Directors), in each case as a record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, to receive payment of any such dividend or distribution, to receive any such allotment of rights, to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, as the case may be, except as otherwise provided in the Articles of Incorporation. In any such case such stockholders and only such stockholders as shall be stockholders of record on the Record Date shall be entitled to such notice of and to vote at any such meeting and any adjournment thereof, to receive payment of such dividend or distribution, to receive such allotment of rights, to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such Record Date.

ARTICLE 3

BOARD OF DIRECTORS

SECTION 3.1.                                Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these by-laws directed or required to be exercised or done by the stockholders.  Subject to compliance with the provisions of the NRS, the powers of the Board of Directors shall include the power to make a liquidating distribution of the assets, and wind up the affairs of, the Corporation.

SECTION 3.2.                                Number, Election and Term. The number of directors which shall constitute the whole Board of Directors shall be not less than two (2) and not more than seven (7).  Within the limits above specified, the number of the directors of the Corporation shall be determined by resolution of the Board of Directors and the initial number of directors shall be four (4). All directors shall be elected annually.  Except as provided in Section 3.3, directors shall be elected at the annual meeting of stockholders by a plurality of the votes cast at the applicable election and each director shall hold office until his or her successor is elected and qualified. Directors need not be residents of Nevada or stockholders of the Corporation.

SECTION 3.3.                                Vacancies, Additional Directors and Removal From Office. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship. Any director so chosen shall hold office for the unexpired term of his or her predecessor in his or her office and until his or her successor shall be elected and qualified, unless sooner displaced. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

SECTION 3.4.                                Regular Meetings. A regular meeting of the Board of Directors shall be held each year, without notice other than this by-law provision, at the place of, and immediately following, the annual meeting of stockholders; and other regular meetings of the Board of Directors shall be held during each year, at such time and place as the Board of Directors may from time to time provide by resolution, either within or without the State of Nevada, without other notice than such resolution.

SECTION 3.5.                                Special Meeting. A special meeting of the Board of Directors may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of any two (2) directors. The Chairman of the Board or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Nevada, as the place for holding such meeting.

SECTION 3.6.                                Notice of Special Meeting. Written notice of special meetings of the Board of Directors shall be given to each director at least twenty-four (24) hours prior to the time of a special meeting.  Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting solely for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given with respect to any matter when notice is required by the NRS.

SECTION 3.7.                                Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by the NRS, by the Articles of Incorporation or by these by-laws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 3.8.                                Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these by-laws, may be taken without a meeting, if a written consent thereto is signed by all (or such lesser proportion as may be permitted by the NRS) of the members of the Board of Directors or of such committee, as the case may be. Evidence of any consent to action under this Section 3.8 may be provided in writing, including electronically via email or facsimile.

SECTION 3.9.                                Meeting by Telephone. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken by means of a meeting by telephone conference or similar communications method so long as all persons participating in the meeting can hear each other. Any person participating in such meeting shall be deemed to be present in person at such meeting.

SECTION 3.10.        Compensation. Directors, as such, may receive reasonable compensation for their services, which shall be set by the Board of Directors, and expenses of attendance at each regular or special meeting of the Board of Directors; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving additional compensation therefor. Members of special or standing committees may be allowed like compensation for their services on committees.

ARTICLE 4

COMMITTEES OF DIRECTORS

SECTION 4.1.                                Generally. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one (1) or more additional special or standing committees, each such additional committee to consist of one (1) or more of the directors of the Corporation. Each such committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in such resolution, except as delegated by these by-laws or by the Board of Directors to another standing or special committee or as may be prohibited by law.

SECTION 4.2.                                Committee Operations. A majority of a committee shall constitute a quorum for the transaction of any committee business. Such committee or committees shall have such name or names and such limitations of authority as provided in these by-laws or as may be determined from time to time by resolution adopted by the Board of Directors. The Corporation shall pay all expenses of committee operations. The Board of Directors may designate one (1) or more appropriate directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any members of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another appropriate member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.

SECTION 4.3.                                Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The Corporation’s Secretary, any Assistant Secretary or any other designated person shall (a) serve as the Secretary of the special or standing committees of the Board of Directors of the Corporation, (b) keep regular minutes of standing or special committee proceedings, (c) make available to the Board of Directors, as required, copies of all resolutions adopted or minutes or reports of other actions recommended or taken by any such standing or special committee and (d) otherwise as requested keep the members of the Board of Directors apprised of the actions taken by such standing or special committees.

ARTICLE 5

NOTICE

SECTION 5.1.                                Methods of Giving Notice.

SECTION 5.1.1.   Notice to Directors or Committee Members. Whenever under the provisions of the NRS, the Articles of Incorporation or these by-laws, notice is required to be given to any director or member of any committee of the Board of Directors, personal notice is not required but such notice may be (a) given in writing and mailed to such director or member, (b) sent by electronic transmission (including via e-mail) to such director or member, or (c) given orally or by telephone; provided, however, that any notice from a stockholder to any director or member of any committee of the Board of Directors must be given in writing and mailed to such director or member and shall be deemed to be given upon receipt by such director or member. If mailed, notice to a director or member of a committee of the Board of Directors shall be deemed to be given when deposited in the United States mail first class, or by overnight courier, in a sealed envelope, with postage thereon prepaid, addressed, to such person at his or her business address. If sent by electronic transmission, notice to a director or member of a committee of the Board of Directors shall be deemed to be given if by (i) facsimile transmission, when receipt of the fax is confirmed electronically, (ii) electronic mail, when directed to an electronic mail address of the director or member, (iii) a posting on an electronic network together with a separate notice to the director or member of the specific posting, upon the later of (1) such posting and (2) the giving of the separate notice (which notice may be given in any of the manners provided above), or (iv) any other form of electronic transmission, when directed to the director or member.

SECTION 5.1.2.   Notice to Stockholders. Whenever under the provisions of the NRS, the Articles of Incorporation or these by-laws, notice is required to be given to any stockholder, personal notice is not required but such notice may be given (a) in writing and mailed to such stockholder or (b) by a form of electronic transmission consented to by the stockholder to whom the notice is given. If mailed, notice to a stockholder shall be deemed to be given when deposited in the United States mail in a sealed envelope, with postage thereon prepaid, addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation. If sent by electronic transmission, notice to a stockholder shall be deemed to be given if by (i) facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (ii) electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (iii) a posting on an electronic network together with a separate notice to the stockholder of the specific posting, upon the later of (1) such posting and (2) the giving of the separate notice (which notice may be given in any of the manners provided above), or (iv) any other form of electronic transmission, when directed to the stockholder.

SECTION 5.2.                                Written Waiver. Whenever any notice is required to be given by the NRS, the Articles of Incorporation or these by-laws, a waiver thereof in a signed writing or sent by the transmission of an electronic record attributed to the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

SECTION 5.3.                                Consent. Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the actions taken at such meeting shall be as valid as if had at a meeting regularly called and noticed. At such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for lack of notice is made at the time, and if any meeting be irregular for lack of notice or such consent, provided a quorum was present at such meeting, the proceedings of such meeting may be ratified and approved and rendered valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote thereat. Such consent or approval, if given by stockholders, may be by proxy or power of attorney, but all such proxies and powers of attorney must be in writing.

ARTICLE 6

OFFICERS

SECTION 6.1.                                Officers. The officers of the Corporation shall include the Chairman of the Board, Chief Executive Officer, Chief Financial Officer and President, as elected or appointed by the Board of Directors, may include the Secretary and Treasurer, as elected or appointed by the Board of Directors, Chairman of the Board or President, may further include, without limitation, such other officers and agents, including, without limitation, one or more Vice Presidents (any one or more of which may be designated Senior Executive Vice President, Executive Vice President or Senior Vice President or such other title as may be determined b the Board of Directors), Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as the Board of Directors, Chairman of the Board or President deem necessary and elect or appoint.  All officers of the Corporation shall hold their offices for such terms and shall exercise such powers and perform such duties as prescribed by these by-laws, the Board of Directors, Chairman of the Board or President, as applicable. Any two (2) or more offices may be held by the same person. The Chairman of the Board shall be elected from among the directors. With the foregoing exception, none of the other officers need be a director, and none of the officers need be a stockholder of the Corporation. Notwithstanding anything herein to the contrary, the Board of Directors may delegate to any officer of the Corporation the power to appoint other officers and to prescribe their respective duties and powers.  Initially the officers of the Corporations shall include the Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer.

SECTION 6.2.                                Election and Term of Office. The officers of the Corporation shall be elected or ratified annually by the Board of Directors at its first regular meeting held after the annual meeting of stockholders or as soon thereafter as conveniently possible (or, in the case of those officers elected or appointed other than by the Board of Directors, ratified at the Board of Directors’ first regular meeting held following their election or appointment or as soon thereafter as conveniently possible). Other than the Chairman of the Board, the President and Chief Executive Officers, who shall each be elected or appointed by the Board of Directors, all other officers of the Corporation may be elected or appointed by the Board of Directors, Chairman of the Board, Chief Executive Officer or President.  Each officer shall hold office until his or her successor shall have been duly chosen and qualified or until his or her death or the effective date of his or her resignation or removal, or until he or she shall cease to be a director in the case of the Chairman of the Board.

SECTION 6.3.                                Removal and Resignation. Any officer or agent may be removed, either with or without cause, by the affirmative vote of a majority of the Board of Directors and, other than the Chairman of the Board, and the Chief Executive Officer and President, may also be removed, either with or without cause, by action of the Chairman of the Board, Chief Executive Officer or President whenever, in its or their judgment, as applicable, the best interests of the Corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any executive officer or other officer or agent may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 6.4.                                Vacancies. Any vacancy occurring in any required office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

SECTION 6.5.                                Compensation. The compensation of the Chief Executive Officer shall be determined by the Board of Directors or a designated committee thereof. Compensation of all other officers of the Corporation shall be determined by the Chief Executive Officer in consultation with the Board of Directors or a designated committee thereof. No officer who is also a director shall be prevented from receiving such compensation by reason of his or her also being a director.

SECTION 6.6.                                Chairman of the Board. The Chairman of the Board (who may also be designated as Executive Chairman if serving as an employee of the Corporation) (the “Chairman of the Board”) shall preside at all meetings of the Board of Directors and of the stockholders of the Corporation. In the Chairman of the Board’s absence, such duties shall be attended to by any vice chairman of the Board of Directors, or if there is no vice chairman, or such vice chairman is absent, then by the President. The Chairman of the Board may also hold the position of Chief Executive Officer of the Corporation, if so elected or appointed by the Board of Directors. The Chairman of the Board shall formulate and submit to the Board of Directors matters of general policy for the Corporation and shall perform such other duties as usually appertain to the office or as may be prescribed by the Board of Directors. He or she may sign with the President or any other officer of the Corporation thereunto authorized by the Board of Directors certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors, and any deeds or bonds, which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated or reserved by these by-laws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed.

SECTION 6.7.                                President. The President, subject to the control of the Board of Directors and the Chairman of the Board, shall in general supervise and control the business and affairs of the Corporation. The President shall keep the Board of Directors and the Chairman of the Board fully informed as they or any of them shall request and shall consult them concerning the business of the Corporation.  He or she may sign with the Chairman of the Board or any other officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of capital stock of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors, and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these by-laws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. In general, he or she shall perform all other duties normally incident to the office of the President, except any duties expressly delegated to other persons by these by-laws, the Board of Directors and such other duties as may be prescribed by the stockholders, Chairman of the Board or the Board of Directors from time to time.

SECTION 6.8.                                Secretary. The Secretary, if any, shall (a) keep the minutes of the meetings of the stockholders, the Board of Directors and committees of directors; (b) see that all notices are duly given in accordance with the provisions of these by-laws and as required by law; (c) be custodian of the corporate records and of the seal of the Corporation, and see that the seal of the Corporation or a facsimile thereof is affixed to all certificates for shares prior to the issuance thereof and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these by-laws; (d) keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (e) have general charge of other stock transfer books of the Corporation; and (f) in general, perform all duties normally incident to the office of the Secretary and such other duties as from time to time may be assigned to him or her by the Chairman of the Board, Chief Executive Officer, the President or the Board of Directors.

SECTION 6.9.                                  Treasurer. The Treasurer, if any, shall (a) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Section 7.3 of these by-laws; (b) prepare, or cause to be prepared, for submission at each regular meeting of the Board of Directors, at each annual meeting of stockholders, and at such other times as may be required by the Board of Directors, the Chairman of the Board Chief Executive Officer or the President, a statement of financial condition of the Corporation in such detail as may be required; and (c) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Chairman of the Board, Chief Executive Officer, President or the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine.

SECTION 6.10.                                 Chief Executive Officer.  The Chief Executive Officer, if any, shall, in general, perform such duties as usually pertain to the position of chief executive officer and such duties as may be prescribed by the Board of Directors.

SECTION 6.11.                                 Chief Financial Officer. The Chief Financial Officer, if any, shall, in general, perform such duties as usually pertain to the position of chief financial officer and such duties as may be prescribed by the Board of Directors or the President.

ARTICLE 7

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

SECTION 7.1.                                Contracts. Subject to the provisions of Section 6.1, the Board of Directors may authorize any officer, officers, agent or agents to enter into any contract or execute and deliver an instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

SECTION 7.2.                                Checks, etc. All checks, demands, drafts or other orders for the payment of money, and notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as shall be determined by the Board of Directors.

SECTION 7.3.                                Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Chairman of the Board, the President, the Treasurer or the Chief Financial Officer may be empowered by the Board of Directors to select or as the Board of Directors may select.

SECTION 7.4.                                Voting of Securities Owned by Corporation. All stock and other securities of any other Corporation owned or held by the Corporation for itself, or for other parties in any capacity, and all proxies with respect thereto shall be executed by the person authorized to do so by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President.

ARTICLE 8

SHARES OF STOCK

SECTION 8.1.                                Issuance. Each stockholder of this Corporation shall be entitled to a certificate or certificates showing the number of shares of stock registered in his or her name on the books of the Corporation. The certificates shall be in such form as may be determined by the Board of Directors, shall be issued in numerical order and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder’s name and the number of shares and shall be signed by the Chairman of the Board and the President or such other officers as may from time to time be authorized by resolution of the Board of Directors. Any or all the signatures on the certificate may be a facsimile. The seal of the Corporation shall be impressed, by original or by facsimile, printed or engraved, on all such certificates. In case any officer who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such officer had not ceased to be such officer at the date of its issue. If the Corporation shall be authorized to issue more than one (1) class of stock or more than one (1) series of any class, the designation, preferences and relative participating, option or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class of stock; provided that except as otherwise provided by the NRS, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish to each stockholder who so requests the designations, preferences and relative participating, option or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, stolen, destroyed or mutilated certificate a new certificate (or uncertificated shares in lieu of a new certificate) may be issued therefor upon such terms and with such indemnity, if any, to the Corporation as the Board of Directors may prescribe. In addition to the above, all certificates (or uncertificated shares in lieu of a new certificate) evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the NRS.

SECTION 8.2.                                Lost Certificates. The Board of Directors may direct that a new certificate or certificates (or uncertificated shares in lieu of a new certificate) be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates (or uncertificated shares in lieu of a new certificate), the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same or certify to that fact, in such manner as it shall require or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed, or both.

SECTION 8.3.                                Transfers. In the case of shares of stock represented by a certificate, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of shares shall be made only on the books of the Corporation by the registered holder thereof, or by his or her attorney thereunto authorized by power of attorney and filed with the Secretary of the Corporation or the transfer agent.

SECTION 8.4.                                Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

SECTION 8.5.                                Uncertificated Shares. The Board of Directors may approve the issuance of uncertificated shares of some or all of the shares of any or all of its classes or series of capital stock.  Initially the shares of common stock of the Corporation may be issued as uncertificated shares.

ARTICLE 9

DIVIDENDS

SECTION 9.1.        Declaration. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of capital stock, unless otherwise authorized in the Articles of Incorporation.

SECTION 9.2.        Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE 10

INDEMNIFICATION

SECTION 10.1.                                Third Party Actions. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including amounts paid in settlement and attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

SECTION 10.2.                                Actions by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

SECTION 10.3.                                Successful Defense. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 10.1 or 10.2, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense.

SECTION 10.4.                                Determination of Conduct. Any indemnification under Section 10.1 or 10.2 (unless ordered by a court or advanced pursuant to Section 10.5) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. Such determination shall be made (a) by the stockholders, (b) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (c) by independent legal counsel in a written opinion if a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceedings so orders, or (d) by independent legal counsel in a written opinion if a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained.

SECTION 10.5.                                Payment of Expenses in Advance. Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation as they are incurred and in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. The provisions of this Section 10.5 do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

SECTION 10.6.                                Indemnity Not Exclusive. The indemnification and advancement of expenses authorized herein or ordered by a court shall not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding his or her office, except that indemnification, unless ordered by a court pursuant to Section 10.2 or for the advancement of expenses made pursuant to Section 10.5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action. The indemnification and advancement of expenses shall continue for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

SECTION 10.7.                                The Corporation. For purposes of this Article 10, references to “the Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents. Accordingly, any person who is or was a director, officer, employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this Article 10 (including, without limitation, the provisions of Section 10.4) with respect to the resulting or surviving Corporation as he or she would have with respect to such constituent Corporation if its separate existence had continued.

ARTICLE 11

MISCELLANEOUS

SECTION 11.1.                                Books. The books of the Corporation may be kept within or without the State of Nevada (subject to any provisions contained in the NRS) at such place or places as may be designated from time to time by the Board of Directors.

SECTION 11.2.                                Fiscal Year. The fiscal year of the Corporation shall be such fiscal year as may be designated by the Board of Directors.  Initially the fiscal year of the Corporation shall end on June 30

SECTION 11.3.         Certain Acquisitions. The provisions of NRS 78.378 to NRS 78.3793 shall not apply to the Corporation.

ARTICLE 12

AMENDMENT

These by-laws may not be altered, amended, or repealed by the stockholders of the Corporation. Subject to the laws of the State of Nevada, the Board of Directors may, by majority vote of those present at any meeting at which a quorum is present, alter, amend or repeal these by-laws, or enact such other by-laws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation.

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